Exhibit 99.1

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of applicable securities laws and regulations. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements, which are generally not historic in nature. These forward-looking statements are based on the current expectations and beliefs of Comfort Systems USA, Inc. and its subsidiaries (collectively, the “Company”) concerning future developments and their effect on the Company. While the Company’s management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that it anticipates, and the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of our results or developments in subsequent periods. All comments concerning the Company’s expectations for future revenue and operating results are based on the Company’s forecasts for its existing operations and do not include the potential impact of any future acquisitions. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the use of incorrect estimates for bidding a fixed-price contract; undertaking contractual commitments that exceed the Company’s labor resources; failing to perform contractual obligations efficiently enough to maintain profitability; national or regional weakness in construction activity and economic conditions; rising inflation and fluctuations in interest rates; shortages of labor and specialty building materials or material increases to the cost thereof; the Company’s business being negatively affected by health crises or outbreaks of disease, such as epidemics or pandemics (and related impacts, such as supply chain disruptions); financial difficulties affecting projects, vendors, customers, or subcontractors; the Company’s backlog failing to translate into actual revenue or profits; failure of third party subcontractors and suppliers to complete work as anticipated; difficulty in obtaining, or increased costs associated with, bonding and insurance; impairment to goodwill; errors in the Company’s cost-to-cost input method of accounting; the result of competition in the Company’s markets; the Company’s decentralized management structure; material failure to comply with varying state and local laws, regulations or requirements; debarment from bidding on or performing government contracts; retention of key management; seasonal fluctuations in the demand for mechanical and electrical systems; the imposition of past and future liability from environmental, safety, and health regulations including the inherent risk associated with self-insurance; adverse litigation results; an increase in our effective tax rate; a material information technology failure or a material cyber security breach; risks associated with acquisitions, such as challenges to our ability to integrate those companies into our internal control environment; our ability to manage growth and geographically-dispersed operations; our ability to obtain financing on acceptable terms; extreme weather conditions (such as storms, droughts, extreme heat or cold, wildfires and floods), including as a result of climate change, and any resulting regulations or restrictions related thereto; and other risks detailed in our reports filed with the Securities and Exchange Commission (the “SEC”). For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether because of new information, future events, or otherwise. Certain measures in this presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnote. See the Appendices for a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

• Leading national mechanical, electrical and plumbing (“MEP”) installation and service provider • $7.0+ billion yearly revenue • 62% industrial • 19,000+ employees • History of profitable growth and cash flow • Leading mechanical, electrical, and modular construction and service portfolio

• Technology – Data Centers and Chip Manufacturing • Life Sciences - Pharmaceuticals • Food Processing • Manufacturing • Healthcare • EV Battery • Technology • On-Shoring • Modular • Service

YTD 2025 Revenue = $1,831.3M YTD 2025 Gross Profit = $403.4M

YTD 2025 Revenue = $1.83B

($ in millions)

($ in millions)

($ in millions, except per share information) (1) Adjusted EBITDA is a non-GAAP financial measure. See Appendix I for a GAAP reconciliation to Adjusted EBITDA.

• Positive free cash flow for 26 consecutive years • Increased dividend for 13 consecutive years • Debt/TTM EBITDA = 0.07 • $204.8 M cash at March 31, 2025 • $67.8 M total debt at March 31, 2025 • Debt capacity – No borrowings at 3/31/25 – $850M senior credit facility – 2027 maturity

($ in thousands)

($ in thousands)

SUSTAINABILITY OVERVIEW

Our sustainability goals are embedded in how we operate as a business – they are part of our very foundation and core values of being safe, honest, respectful, collaborative, and innovative – and we have diligently sought to develop transparent disclosures to support our sustainability commitments. As a company, we recognize that while our work lends itself to sustainable best practices, there is more we can do to create a positive impact. We are committed to a continual improvement approach to sustainability.

PLANET

Material Topics

Energy Efficiency
GHG Emissions

Operate with the intention to positively impact the environment through our work and the services we provide to our customers

- Comfort Systems USA has completed a Greenhouse Gas ("GHG") Inventory covering all relevant Scope 1 and 2 emissions across our operations for the years 2021, 2022, and 2023, facilitating a deeper analysis and comparative data in our 2023 Sustainability Report
- Previously, we developed and shared sustainable transportation guidelines with all operating companies to utilize best practices in fleet management, business travel, route optimization, and employee commuting
- Performed our first climate risk analysis in 2023

BRONZE 2023 ecovadis Sustainability Rating

THE GLOBAL COMPACT WE SUPPORT

PARTNERS

Material Topics

Data Privacy/ Cybersecurity
Risk Management

Be reliable, honest, and innovative partners to our customers and suppliers

- 100% of all operational sites have completed an internal audit/risk assessment concerning business ethics issues
- Bronze EcoVadis Sustainability Rating achieved in 2023
- Sustainable Procurement Policy launched in 2021
- Developed a Supplier Diversity Program and launched a Supplier Code of Conduct in 2021
- Developed and implemented a Human Rights Policy in 2022

PEOPLE

Material Topics

Employee Hiring and Retention
Training and Development
Worker Health and Safety
Diversity, Equity, and Inclusion

Foster a safe, collaborative, and inclusive environment for our employees

- Recently launched a Talent Advisory Group, consisting of a broad group of internal stakeholders to ensure the Company continually takes meaningful steps to remain an inclusive place of business
- 100% of operational sites have conducted an employee health and safety risk assessment and utilize the CAUSE Mapping program and the "5x5" initiative
- As part of our commitment to employee health and well-being, Comfort Systems USA offers all employees and family members in their household access to 24/7 support for confidential emotional support, work-life solutions, legal guidance, and financial resources

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COMFORT SYSTEMS USA

• Early adoption of BIM • Industry-leading prefabrication • Best practice sharing across subsidiaries • Investments in advanced BIM technologies • EAS & TAS modular construction • Mobile technology deployment in service • Pilots of emerging technologies • Partnerships with industry leading tech firms • Data analytics to drive business insights

Be safe Be honest Be respectful Be innovative Be collaborative

• Consistent free cash flow • Strong Balance Sheet • Acquisition record • Attractive geographies • Leading innovation • Profitable growth

48 operating companies across America at 178 locations in 135 cities 19,000+ of the most qualified HVAC and electrical contracting personnel in America Approximately $7.0+ billion in yearly revenue Julie Shaeff Chief Accounting Officer 1-800-723-8431 ir@comfortsystemsusa.com www.comfortsystemsusa.com

($ in thousands) Note: The Company defines adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) as net income, provision for income taxes, other expense (income), net, changes in the fair value of contingent earn-out obligations, interest expense (income), net, gain on sale of assets, goodwill impairment, other one-time expenses or gains and depreciation and amortization. Other companies may define Adjusted EBITDA differently. Adjusted EBITDA is presented because it is a financial measure that is frequently requested by third parties. However, Adjusted EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity’s financial results, and accordingly, Adjusted EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.